Share-Based Compensation	12 Months Ended
Sep. 30, 2023
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

19. SHARE-BASED COMPENSATION

EZGO Technologies Ltd. Incentive Plan (the “EZGO 2022 Plan”)

On August 6, 2022, the board of directors of EZGO approved the EZGO 2022 Plan. On August 8, 2022, 1,000,000 restricted shares with service condition were granted to management and external consultants under the EZGO 2022 plan, out of which, 520,000 restricted shares vested immediately. 330,000 restricted shares shall vest evenly by month between the grant date and the 1st anniversary of grant date, and 150,000 restricted shares shall vest evenly by month between the grant date and the 2nd anniversary of grant date.

On January 13 and March 1, 2023, 1,000,000 and 178,922 restricted shares with service condition were granted to external consultants, respectively, which would vest in six month after grant date.

The estimated FV of restricted shares granted were the closing price of the Company’s ordinary shares traded in the Stock Exchange on grant date.

A summary of activities of the restricted shares for the years ended September 30, 2022 and 2023 is as follow:

	Number of nonvested restricted shares	Weighted average FV per ordinary share on the grant date
Outstanding as of September 30, 2021	-	$-
Granted	1,000,000	0.75
Vested	(587,500)	0.75
Unvested as of September 30, 2022	412,500	0.75
Granted	1,178,922	1.13
Vested	(1,528,922)	1.04
Unvested as of September 30, 2023	62,500	0.75

As of September 30, 2023, there was unrecognized share-based compensation expenses of $379,488 in relation to the restricted shares granted which is expected to be recognized over a weighted average period of 0.34 years.

Share-based compensation expenses of $440,625 and $1,260,339 were recognized in relation to the restricted shares for the years ended September 30, 2022 and 2023, which were all allocated to general and administrative expenses.